EXHIBIT 16

                               AARP GROWTH TRUST

                               POWERS OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his capacity as trustee or officer, or both, as the case may be, of the Registrant, does hereby appoint Sheldon A. Jones, Allison R. Beakley, Caroline Pearson and John Millette and each of them, severally, his/her true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and the purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

         SIGNATURE                      TITLE                       DATE
         ---------                      -----                       ----

/s/ Linda C. Coughlin                  Chairperson & Trustee    February 7, 2000
--------------------------
Linda C. Coughlin


/s/ Carole Lewis Anderson              Trustee                  February 7, 2000
--------------------------
Carole Lewis Anderson


/s/ Adelaide Attard                    Trustee                  February 7, 2000
--------------------
Adelaide Attard


/s/ Robert N. Butler                   Trustee                  February 7, 2000
---------------------------
Robert N. Butler


/s/ Horace B. Deets                    Trustee                  February 7, 2000
--------------------
Horace B. Deets


/s/ Edgar R. Fiedler                   Trustee                  February 7, 2000
---------------------
Edgar R. Fiedler


/s/ Eugene P. Forrester                Trustee                  February 7, 2000
--------------------------------
Eugene P. Forrester


/s/ George L. Maddox, Jr.              Trustee                  February 7, 2000
--------------------------
George L. Maddox, Jr.


/s/ Robert J. Myers                    Trustee                  February 7, 2000
--------------------
Robert J. Myers

/s/ James H. Schulz                    Trustee                  February 7, 2000
--------------------
James H. Schulz


/s/ Gordon Shillinglaw                 Trustee                  February 7, 2000
-----------------------
Gordon Shillinglaw


/s/ Jean Gleason Stromberg             Trustee                  February 7, 2000
---------------------------
Jean Gleason Stromberg


                                      Treasurer (Principal      February 7, 2000
----------------                      Financial and Accounting
John Hebble                           Officer)





                                      -67-